UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2019

Pivotal Software, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38460	94-3094578
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

875 Howard Street, Fifth Floor San Francisco, California	94103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 777-4868

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01	PVTL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On December 27, 2019, Pivotal Software, Inc., a Delaware corporation (the “Company”), held a special meeting of its stockholders (the “Special Meeting”). The proposal submitted to the Company’s stockholders at the Special Meeting was the adoption of the Agreement and Plan of Merger, dated as of August 22, 2019 (as it may be amended, supplemented or otherwise modified in accordance with its terms, the “Merger Agreement”), among the Company, VMware, Inc., a Delaware corporation (“VMware”), and Raven Transaction Sub, Inc., a Delaware corporation and wholly owned subsidiary of VMware (“Merger Sub”), providing for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of VMware (the “Merger Proposal”).

The Merger Proposal is described in greater detail in the Company’s definitive proxy statement relating to the Merger, which the Company filed with the Securities and Exchange Commission (the “SEC”) on November 27, 2019. The Company’s stockholders approved the Merger Proposal.

Adoption and approval of the Merger Proposal required the affirmative vote of the holders on November 4, 2019, the record date for the Special Meeting (the “Record Date”), entitled to vote in accordance with Delaware law of: (i) at least a majority of the outstanding shares of Class A common stock not owned by VMware or any of its affiliates, including Dell Technologies Inc. (“Dell”) and EMC Equity Assets LLC (“EMC LLC”); (ii) at least a majority of the outstanding shares of Class A common stock; (iii) at least a majority of the outstanding shares of Class B common stock; and (iv) at least a majority of the combined voting power of the outstanding shares of Class A common stock and Class B common stock, voting together as a single class.

As of the Record Date, there were an aggregate of 281,052,846 shares of the Company’s common stock issued and outstanding and entitled to vote, of which 105,538,574 shares were shares of Class A common stock and 175,514,272 shares were shares of Class B common stock.

The voting results for the Merger Proposal, including the number of votes cast for, against or withheld, and the number of abstentions and non-votes, with respect to such proposal, are as follows:

1. Vote of all of the outstanding shares of Class A common stock not owned by VMware or any of its affiliates, including Dell and EMC LLC (105,525,240 outstanding shares of Class A common stock entitled to be voted):

FOR	AGAINST	ABSTAIN	NON-VOTES
69,933,267	5,538,289	13,120	0

2. Vote of all of the outstanding shares of Class A common stock:

FOR	AGAINST	ABSTAIN	NON-VOTES
69,946,601	5,538,289	13,120	0

3. Vote of all of the outstanding shares of Class B common stock:

FOR	AGAINST	ABSTAIN	NON-VOTES
1,755,142,720	0	0	0

4. Vote of the combined voting power of the outstanding shares of Class A common stock and Class B common stock, voting together as a single class (each share of Class A common stock was entitled to one vote per share and each share of Class B common stock was entitled to ten votes per share in such vote):

FOR	AGAINST	ABSTAIN	NON-VOTES
1,825,075,987	5,538,289	13,120	0

In connection with the Special Meeting, the Company also solicited proxies with respect to the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there were insufficient votes at the time of the Special Meeting to adopt the Merger Agreement. As there were sufficient votes at the time of the Special Meeting to adopt the Merger Agreement, the adjournment of the Special Meeting to solicit additional proxies for such purpose was unnecessary and such proposal was not submitted to the Company’s stockholders for approval at the Special Meeting.

Subject to the satisfaction or waiver of the remaining closing conditions, the parties expect the Merger to close on or about December 30, 2019.

In addition, on December 27, 2019, Dell provided its consent and the consent of its wholly owned subsidiary EMC Corporation to an increase in the aggregate size of the Company’s fiscal year 2020 equity grants in accordance with the Company’s Amended and Restated Certificate of Incorporation and that certain Master Transaction Agreement, dated as of April 17, 2018, by and among the Company and Dell. This action was taken by written consent pursuant to Section 228 of the Delaware General Corporation Law.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains statements relating to the proposed transaction and its timetable for completion, which are “forward-looking statements” within the meaning of the U.S. federal securities laws and by their nature are uncertain. Words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “plans,” and similar expressions are also intended to identify forward-looking statements. Such forward-looking statements are not guarantees of future performance, and you are cautioned not to place undue reliance on these forward-looking statements. Actual results could differ materially from those projected in the forward-looking statements as a result of many factors, including but not limited to: (i) the ability to consummate the proposed transaction in the time frame expected by the parties or at all; (ii) any conditions imposed on the parties in connection with the consummation of the proposed transactions; (iii) the satisfaction of the other conditions to the consummation of the proposed transaction; (iv) the potential impact of the announcement or consummation of the proposed transaction on relationships, including with employees, suppliers and customers; (v) the ability of third parties to fulfill their obligations relating to the proposed transaction; and (vi) and the other factors and financial, operational and legal risks or uncertainties described in the Company’s public filings with the SEC, including the “Risk Factors” and “Forward Looking Statements” sections of the Company’s Annual Report on Form 10-K for the fiscal year ended February 1, 2019 and subsequent Quarterly Reports on Form 10-Q. All information set forth in this report is current as of the date of this report. These forward-looking statements are based on current expectations and are subject to uncertainties, risks, assumptions, and changes in condition, significance, value and effect as well as other risks disclosed previously and from time to time in documents filed by us with the SEC. The Company disclaims any obligation to, and does not currently intend to, update any such forward-looking statements, whether written or oral, that may be made from time to time except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pivotal Software, Inc.

Date: December 27, 2019	/s/ Andrew M. Cohen
Andrew M. Cohen Senior Vice President, General Counsel and Corporate Secretary